ANNUAL
                                                                          REPORT

                                                                   NEEDHAM FUNDS
--------------------------------------------------------------------------------
SEEKING TO BUILD WEALTH FOR LONG-TERM INVESTORS.

                                                               DECEMBER 31, 2001

                                                             NEEDHAM GROWTH FUND

                                                  NEEDHAM AGGRESSIVE GROWTH FUND


                                                                  [LOGO OMITTED]
                                                                   NEEDHAM FUNDS

                                                               WWW.NEEDHAMCO.COM

[LOGO OMITTED]
NEEDHAM FUNDS

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
WWW.NEEDHAMCO.COM

Annual Report
December 31, 2001

CONTENTS

LETTER FROM THE ADVISER
   NEEDHAM GROWTH FUND                                    1
   NEEDHAM AGGRESSIVE GROWTH FUND                         6

SCHEDULE OF INVESTMENTS
   NEEDHAM GROWTH FUND                                   10
   NEEDHAM AGGRESSIVE GROWTH FUND                        24

SCHEDULE OF SECURITIES SOLD SHORT
   NEEDHAM GROWTH FUND                                   20
   NEEDHAM AGGRESSIVE GROWTH FUND                        26

STATEMENTS OF ASSETS AND LIABILITIES                     27

STATEMENTS OF OPERATIONS                                 28

STATEMENTS OF CHANGES IN NET ASSETS                      29

FINANCIAL HIGHLIGHTS
   NEEDHAM GROWTH FUND                                   30
   NEEDHAM AGGRESSIVE GROWTH FUND                        31

NOTES TO FINANCIAL STATEMENTS                            32

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                 36

FUND MANAGEMENT                                          37

[PHOTO OF PETER J.R. TRAPP OMITTED]

Peter J.R. Trapp
PORTFOLIO MANAGER
--NEEDHAM GROWTH FUND

[PHOTO OF JAMES K. KLOPPENBURG OMITTED]

James K. Kloppenburg
PORTFOLIO MANAGER
--NEEDHAM AGGRESSIVE GROWTH
  FUND

                                [GRAPHIC OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:
                                    3rd Quarter 2001*    4th Quarter 2001*
DOW JONES (1)
 INDUSTRIAL
  AVERAGE                                   -16.09%              13.83%

 S&P (2)
500 Index                                   -15.53%              10.69%

NASDAQ (3)
Composite
  Index                                     -29.43%              30.23%

Russell (4)
 2000 Index                                 -18.38%              21.11%

Morgan Stanley (5)
    High Tech
      Index                                 -34.02%              35.74%

  S&P (6)
Health Care
   Index                                      2.83%               0.73%

  Bloomberg (7)
 Broadcasting &
Cable Stock Index                           -23.47%              16.12%

   S&P (8)
Retail Index                                -11.12%              21.58%

Philadelphia (9)
  Oil Service
     Index                                  -32.33%              33.39%

1. THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 BLUE-CHIPS THAT ARE GENERALLY THE LEADERS IN THEIR INDUSTRY.
2. THE S&P 500 INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
3. THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALLCAP STOCKS.
4. THE RUSSELL 2000 INDEX IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 RUSSELL 3000 COMPANIES.
5. THE MORGAN STANLEY HIGH TECH INDEX IS AN EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM 9 TECHNOLOGY SUBSECTORS.
6. THE S&P HEALTH CARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE BUSINESS OF HEALTH CARE RELATED PRODUCTS OR SERVICES.
7. THE BLOOMBERG BROADCASTING & CABLE STOCK INDEX IS A PRICE-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE U.S. BROADCASTING AND CABLE INDUSTRIES.
8. THE S&P RETAIL INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS IN THE S&P 500 THAT ARE IN THE RETAIL INDUSTRY.
9. THE PHILADELPHIA OIL SERVICE INDEX IS A PRICE-WEIGHTED INDEX OF LEADING OIL SERVICE COMPANIES.

NEEDHAM GROWTH FUND                                           ANNUAL REPORT 2001
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to report our performance results for the Needham Growth Fund ("NGF" or the "Fund"), NASDAQ symbol NEEGX, for the six-month period ended December 31, 2001 ("6 months"), the year-ended December 31, 2001 ("1 Year"), the three-year period ended December 31, 2001 ("3 Years"), the five-year period ended December 31, 2001 ("5 Years") and since inception on January 1, 1996 ("Since Inception"). Our performance relative to the major indices can be found on page 2.

The Fund has continued to outperform the comparative indices over the three and five year periods, thanks to our focus on small to mid-cap companies, our adherence to the Growth at a Reasonable Price ("GARP") investment discipline, our analysis and insight into special valuation situations and our ability to hedge and short. We also continued to see strong inflows into the Fund with net assets increasing from $277.7 million on June 30, 2001 to $348.4 million at the end of December 2001. Most of the increase in assets was from the investment advisory community as well as corporate pension and 401(k) plans. I believe this occurred from a combination of events: passing the five-year milestone, good tax efficiency, lower volatility of returns, receiving a five-year five star rating from Morningstar(TM) and, most importantly, capital preservation in a bear market.

Capital preservation is one aspect of the Fund that I have stressed over the past two years. While we are a growth fund, we are acutely aware of our responsibility of managing the Fund to preserve and then grow capital. Hopefully our returns versus the comparable indices demonstrate our success in this important priority and give you peace of mind. The Fund continues to be rated 5 stars by Morningstar(TM) for three years, five years and overall performance. We also continue to receive favorable press and TV coverage for our value-oriented growth style, our structure as a long-short mutual fund and our strong results.

NGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NGF targets companies with products or services that are selling or marketing into high-growth markets. These companies normally have earnings growth of at least 15-20%, product and market dominance, and the ability to consolidate their market positions. They may also have a competitive advantage by acquiring and retaining more customers or driving costs down and profits up. NGF also looks for seasoned and motivated managements with incentives to win. Companies with

------------------------------
Performance
One year ended
December 31, 2001

                                 [GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                   NEEDHAM GROWTH FUND                12.15%
                   S&P 500 (1) INDEX                 -11.89%
                   S&P 400 MIDCAP (2) INDEX           -0.60%
                   RUSSELL 2000 (3) INDEX              2.60%

------------------------------
Performance since Inception(4)
through
December 31, 2001
Cumulative

                                 [GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                   NEEDHAM GROWTH FUND                  355%
                   S&P 500 (1) INDEX                 106.41%
                   S&P 400 MIDCAP (2) INDEX          157.74%
                   RUSSELL 2000 (3) INDEX             72.25%

------------------------------
Performance since Inception(4)
through
December 31, 2001
Annualized

                                 [GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                   NEEDHAM GROWTH FUND                28.72%
                   S&P 500 (1) INDEX                  12.88%
                   S&P 400 MIDCAP (2) INDEX           17.14%
                   RUSSELL 2000 (3) INDEX              9.51%

-------------------------------------
1. S&P 500 INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
2. S&P 400 MIDCAP INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
3. RUSSELL 2000 INDEX IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 RUSSELL 3000 COMPANIES.
4. THE INCEPTION DATE OF THE FUND WAS 1/1/96.

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

these characteristics sometimes find themselves in a temporary earnings downturn or shortfall or may be in a product transition. This often causes aggressive growth funds and momentum investors to sell. At this point, NGF may deem the stock to be reasonably priced to purchase it for long-term capital appreciation. Hence, the discipline called "Growth At a Reasonable Price."

The top ten holdings list on December 31, 2001 (see page 4) shows the significant extended focus of the Fund as the investment attitudes toward technology have changed. While four of the top five stocks remain on the list from June 30, 2001, the other six stocks are new and from different areas of the economy, namely industrial and oil & gas services. We are still believers in the technology and telecommunications areas, especially wireless handsets, services and infrastructure hardware areas, and I believe patience will be rewarded. In the meantime, we will seek to add to our positions in such stocks as Motorola Inc., AT&T Corp. and AT&T Wireless Services Inc. on price weakness. Computer Associates did not announce, as we had expected, a break-up into four software businesses; we sold most of the stock after the end of the quarter. The sum-of-the-parts analysis of Coherent Inc. is still valid and we are maintaining our position. New to the list are two industrial companies, one cable TV franchise and three oil and gas plays: Honeywell Intl. Inc. focuses on aerospace, controls, electronics and automotive products and power generation systems; Boeing Co. is a major defense contractor and manufacturer of commercial aircraft; Cablevision NY Group is the dominant provider of cable TV services in Long Island, NY, and a potential consolidation candidate among cable franchises; El Paso Corp. is a major natural gas gatherer, processor and producer (it also operates a major gas transportation system); Ensco Intl. Inc. is a major international offshore contract driller, and Weatherford Intl. Inc. is a premier oil and gas equipment and services company focusing on drilling, intervention, completion, lift systems and compression services. Of the four technology names, three are or have been hedged at some time during the six-month period. Please note that portfolio holdings may change at any time and may not be indicative of future holdings.

Our primary focus remained in the technology and telecommunications sectors with an approximately 51.9% portfolio weighting of the long portfolio at December 31, 2001, down significantly from 57.0% at June 30, 2001. Oil services & industrial was the next largest exposure at 15.8%, up significantly from 3.7%. This does not constitute a change in investment focus but rather a widening of our reach to include the technology-rich companies in the defense and natural resources areas. Our third largest exposure was healthcare/medical devices/ pharmaceuticals/biotechnology at 7.7%, down from 11.9%. The decline was mainly related to profit taking and a significant increase in fund assets, with no increase in this sector

----------------------------------------------------------------------------------------------------------------
                                        COMPARATIVE PERFORMANCE STATISTICS

              BENCHMARKS                6 MONTHS    1 YEAR    3 YEARS (6)    5 YEARS (6)   SINCE INCEPTION (6)
              ----------                --------   --------  -------------  -------------  -------------------
     Needham Growth Fund (1)             (5.06%)    12.15%      29.36% (7)    24.58% (8)         28.72% (9)

     Dow Jones Industrial Average (2)    (3.65%)    (5.44%)      5.07%        11.04%             13.89%

     S&P 500 Index (3)                   (5.56%)   (11.89%)     (0.66%)       10.76%             12.88%

     S&P 400 Midcap Index (4)            (1.56%)    (0.60%)     10.70%        16.42%             17.14%

     Russell 2000 Index (5)              (3.94%)     2.60%       6.93%         7.93%              9.51%
----------------------------------------------------------------------------------------------------------------

1. INVESTMENT RESULTS CALCULATED AFTER REINVESTMENT OF DIVIDENDS.
2. THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 BLUE-CHIP STOCKS THAT ARE GENERALLY THE
   LEADERS IN THEIR INDUSTRY.
3. THE S&P 500 INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
4. THE S&P 400 MIDCAP INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
5. THE RUSSELL 2000 INDEX IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 RUSSELL 3000 COMPANIES.
6. COMPOUND ANNUAL GROWTH RATE. ASSUMES ALL DIVIDENDS ARE REINVESTED IN SHARES OF THE FUND.
7. TOTAL RETURN FOR THE THREE YEARS WAS 116.48%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND.
8. TOTAL RETURN FOR THE FIVE YEARS WAS 200.07%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND.
9. TOTAL RETURN SINCE INCEPTION WAS 354.79%, ASSUMING ALL DIVIDENDS WERE REINVESTED IN SHARES OF THE FUND. THE
   INCEPTION DATE OF THE FUND WAS 1/1/96.
NOTE: THE AVERAGE ANNUAL RETURNS SHOWN ABOVE ARE HISTORICAL AND REFLECT CHANGES IN SHARE PRICE, REINVESTED
      DIVIDENDS AND ARE NET OF EXPENSES. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
      SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RESULTS
      AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL VARY. PAST PERFORMANCE NOTED ABOVE DOES NOT GUARANTEE FUTURE
      RESULTS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SINCE
      INCEPTION, THE FUND'S ADVISER HAS ABSORBED CERTAIN EXPENSES OF THE FUND, WITHOUT WHICH RETURNS WOULD HAVE
      BEEN LOWER.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

due to high stock valuations. Media/leisure/cable/ entertainment exposure almost doubled to 6.5% from 3.8% given the defensive nature of the sector and the increased cash flow from operations. Retail/business services was unchanged at 6.3% despite some profit taking. Cash and fixed income investments declined from 12.2% to 7.4% as we harvested significant gains in fixed income and redeployed those assets in the fourth quarter of 2001. Our options exposure was mostly unchanged at 4.4%. The short position, 16.8% at June 30, 2001, was increased significantly during the six-month period, peaking at 25.0% in August and September before being scaled back to 20.1% at December 31, 2001. Since the end of the year, we have maintained our shorts around 20.0% and increased cash and fixed income investments to approximately 15.0% as we continue our defensive posture.

What a six-month period! We have been buffeted by a recession, a terrorist attack on U.S. soil, a suspension of securities markets, massive margin calls and market volatility at 1998 levels, a flight from equities to the bond and money markets, historic lows in interest rates and massive liquidity provided by the Federal Reserve, another war on foreign soil, a rise in gold and real asset values and finally, a breathtaking rally in equity markets. We at the Needham Funds grieve for those who lost family and friends on September 11, 2001 and who continue to suffer physical and mental anguish from that tragedy.

It seems as though the rally in the equities market has run its course as economic activity and fourth quarter earnings have clearly not matched investors' expectations. The massive and clearly appropriate decline in interest rates and infusion of liquidity into the market has created another bubble, causing financial institutions to lend aggressively, especially to the consumer. This is probably why retail and auto sales remain strong and housing starts and sales remain robust.

The repeat bubble could lead to a "Double Dip" as economic visibility remains clouded, stock valuations become even more extended and Washington continues to debate the wisdom of a bigger fiscal stimulus package, while Congress procrastinates due to partisan politics. If this is the case, we may have an extended recession, and therefore the pickup in the economy would probably occur in 2003 rather than in the second half of 2002. The key misconception is that Fed rate cuts are a panacea for an economic recession. A good example of this misconception is Japan, which has been mired in an economic downturn for ten years despite real interest rates being zero. Admittedly, there are fundamental structural differences between the U.S. and Japanese economics, but monetary accommodation without fiscal stimulus does not shorten the recession. Enterprise investment and spending must increase, which should lead to job creation and stronger consumer spending. Extended recessions have an

                                 [GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                         NEEDHAM GROWTH FUND NET ASSETS
                          6/30/96             $  9,625
                          12/31/96            $ 14,379
                          6/30/97             $ 25,396
                          12/31/97            $ 21,769
                          6/30/98             $ 18,579
                          12/31/98            $ 17,946
                          6/30/99             $ 27,656
                          12/31/99            $ 42,144
                          6/30/00             $ 67,923
                          12/31/00            $ 76,070
                          6/30/01             $277,695
                          12/31/01            $348,387

                                 [GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                    NEEDHAM GROWTH FUND SHAREHOLDER ACCOUNTS
                          6/30/96                  298
                          12/31/96                 495
                          6/30/97                  770
                          12/31/97                 751
                          6/30/98                  612
                          12/31/98                 546
                          6/30/99                  516
                          12/31/99                 535
                          6/30/00                  683
                          12/31/00                 985
                          6/30/01                2,587
                          12/31/01               3,508

NEEDHAM GROWTH FUND
--------------------------------------------------------------------------------

insidious impact on enterprise and consumer confidence, which, in turn, compromises their respective cash flows, borrowing ability and debt service burden. Confidence and trust are ephemeral and abstract qualities: once tarnished, it takes a long time to restore. The witch-hunt is on to dissect balance sheets after the Enron fiasco. What magic potient did the financial executives and accountants brew to intoxicate investors, rating agencies, regulators and top managements? While the ultimate cleansing of these evil-doers from our financial systems is healthy, the price that corporations and investors pay will be high indeed and in some cases catastrophic. What is sad is that the credibility of our financial markets and the whole capitalist system in the U.S. is called into question by the avarice, duplicity and misconduct of a few greedy, fraudulent or selfish financial executives in whom investors had put their trust. The pain will be exorcised; miscreants will go to jail; the system will survive and prosper, but many well run and responsibly capitalized companies will feel infinite pain as "Enron-shy" investors shoot first and ask questions later. And therein lies a unique opportunity for the stout of heart: the analytical contrarian investor.

Finally, I would like to put on my contrarian hat and suggest that, despite a "Double Dip" in the economy and the equity markets, we may also be headed for a pickup in inflation, and therefore, a refocus on real assets versus financial assets. Real assets would include companies focused in the exploration, creation, processing and marketing of such items as minerals, food, oil and gas, real estate, from farm land and timber to home building and commercial development, collectibles and finally, inflation indexed securities. While 4% inflation may not seem high especially to those of us with memories and experience from the 1970s and 1980s, it is 100% higher than the current wisdom of 2%! The case for inflation is alarmingly simple: Aggressive monetary easing; a ballooning budget deficit in a war economy; enormous current account deficits putting downward pressure on the dollar; trade barriers and regulatory excesses raising business costs; and finally an eventual economic recovery pushing demand higher(1).

Why, you might ask, so much caution and concern? Haven't we turned the corner? Surely the bear market is over! History has a habit of repeating itself and each time there has been a bubble or financial scandal, the market has required time to digest sharp price swings and investors have required time to either forgive or forget. In the 20th Century, the consolidation phase has ranged from 5 to 20 years, so the modus operandi, especially in technology, is patience and perseverance!

---------------
(1) MORGAN STANLEY - U.S. INVESTMENT PERSPECTIVES - 01/30/02

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*+
                                (AS OF 12/31/01)
   1) Motorola Inc.                                   MOT                2.37%
   2) AT&T Corporation                                T                  1.72%
   3) Computer Associates International               CA                 1.63%
   4) Honeywell International Inc.                    HON                1.60%
   5) Boeing Co.                                      BA                 1.53%
   6) Cablevision NY Group                            CVC                1.50%
   7) Coherent Inc.                                   COHR               1.46%
   8) El Paso Corporation                             EP                 1.41%
   9) Ensco International Inc.                        ESV                1.18%
  10) Weatherford International Inc.                  WFT                1.18%

                     TOP TEN HOLDINGS = 15.58% OF PORTFOLIO

  *CURRENT PORTFOLIO HOLDINGS MAY NOT BE INDICATIVE OF FUTURE PORTFOLIO
   HOLDINGS.
  +CALCULATION OF PERCENTAGES ARE BASED ON THE TOTAL VALUE OF COMMON STOCKS AND
   INVESTMENT COMPANIES.
--------------------------------------------------------------------------------

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

There was no dividend declared by the Fund in 2001, as all recognized securities gains were offset by losses. Therefore, shareholders have no 2001 taxable event as a result of their investment in the Fund. As stated previously, one of our stated investment goals is to maximize tax efficiency.

For those of you who have invested with us, whether recently or over the life of the Fund, we thank you for your confidence and support. Remember, we as managers are also your partners having invested a significant portion of our liquid assets in the Fund. If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully prior to investing in the Fund), please contact us at 800/625-7071, visit our website at www.needhamco.com or visit the Morningstar(TM) website at www.morningstar.com (enter NEEGX in the ticker field).

Yours sincerely,

/S/ Peter J.R. Trapp

Peter J. R. Trapp
Portfolio Manager

------------------------------------------------
  GOOD IDEAS THAT WORKED(1)
------------------------------------------------
  1. Kronos, Inc.
------------------------------------------------
  2. BJ Services, Inc.
------------------------------------------------
  3. Photon Dynamics, Inc.
------------------------------------------------
  4. Manugistics Group, Inc.
------------------------------------------------
  5. Applied Films Corp.
------------------------------------------------

------------------------------------------------
  GOOD IDEAS AT THE TIME(2)
------------------------------------------------
  1. Packateer, Inc.
------------------------------------------------
  2. Corning,Inc.
------------------------------------------------
  3. Grant Prideco, Inc.
------------------------------------------------
  4. Lantronix, Inc.
------------------------------------------------
  5. Texas Instruments, Inc.
------------------------------------------------

(1) REALIZED AND UNREALIZED GAINS FROM 7/1/01 TO
    12/31/01
(2) REALIZED AND UNREALIZED LOSSES FROM 7/1/01 TO
    12/31/01

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001, THESE
ARE THE HOLDINGS THAT MADE THE LARGEST DOLLAR
DIFFERENCE IN THE PORTFOLIO. WHILE SOME MINOR
HOLDINGS EXPERIENCED GREATER PERCENTAGE CHANGES
IN PRICE, THE CHANGE IN THEIR DOLLAR VALUE, DID
NOT, ON AN INDIVIDUAL BASIS, HAVE A MEANINGFUL
EFFECT ON THE FUND'S NET ASSETS. PAST PERFORMANCE
OF THESE HOLDINGS IS HISTORICAL AND DOES NOT
GUARANTEE FUTURE RESULTS.

NEEDHAM AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Dear Shareholders:

It has certainly been a challenging environment in which to launch a new fund. The tragedy of September 11th has left its mark on all of us personally and certainly on the world economy. The terrorist attacks were not the welcome we would have wished for the Needham Aggressive Growth Fund, having launched it only seven days before on September 4th. Nonetheless, the goal of the Needham Aggressive Growth Fund is to manage your assets wisely and prudently no matter the environment. We have specifically engineered our Fund to deal with the unexpected.

We are pleased to report (see below) the performance results for the Needham Aggressive Growth Fund ("NAGF" or the "Fund"), NASDAQ symbol NEAGX, for the quarter ended December 31, 2001 ("4Q01") and the stub period of September 4, 2001 to December 31, 2001 ("Since Inception").

INVESTMENT STRATEGY

Since the Fund is new to most, let me quickly highlight our investment strategy. NAGF seeks to create long-term, tax-efficient capital appreciation for its investors. To this end, NAGF targets the equities of companies with strong, above-average prospective growth rates. The Fund invests, in general, in markets and industries with strong growth rates, focusing on the market leaders in these areas. These market leaders, especially as they break away from their competitors, tend to garner a disproportionate share of the positive financial returns. Also important is the long-term sustainability of that leadership position. Thus, the Fund looks for companies with strong management teams, superior balance sheets, above-average margins that can generate excess cash, strong R&D and brand spending in industries with high barriers to entry.

To moderate the volatility and risk inherent in high growth companies, NAGF uses hedging techniques including short sales and options in an effort to foster more consistent returns. The Fund typically targets for short sale, companies with small or eroding market shares, weakening balance sheets and low or declining margins in industries with low competitive barriers to entry.

Central to the Fund's investment strategy is a sound valuation discipline that seeks to acquire growth companies at reasonable prices. Since we are looking for superior, long-term growth opportunities, we are patient in waiting for attractive valuations to build positions.


--------------------------------------------------------------------------------
                       COMPARATIVE PERFORMANCE STATISTICS
              BENCHMARKS                     4Q01       SINCE INCEPTION (5)
              ----------                   --------     -------------------
   Needham Aggressive Growth Fund           13.09%             12.30%

   Dow Jones Industrial Average (1)         13.83%              0.83%

   S&P 500 Index (2)                        10.69%              1.80%

   Nasdaq Composite Index (3)               30.23%             10.26%

   Russell 2000 Index (4)                   21.11%              5.15%
--------------------------------------------------------------------------------

1. THE DOW JONES INDUSTRIAL AVERAGE IS A PRICE-WEIGHTED AVERAGE OF 30 BLUE-CHIP STOCKS THAT ARE GENERALLY THE LEADERS IN THEIR INDUSTRY.
2. THE S&P 500 INDEX IS A BROAD UNMANAGED MEASURE OF THE U.S. STOCK MARKET.
3. THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET & SMALLCAP STOCKS.
4. THE RUSSELL 2000 INDEX IS A BROAD UNMANAGED INDEX COMPRISED OF THE SMALLEST 2000 RUSSELL 3000 COMPANIES.
5. DATE OF INCEPTION 9/4/01.

NOTE: THE AVERAGE ANNUAL RETURNS SHOWN IN THE ABOVE TABLE AND ACCOMPANYING
      FOOTNOTES ARE HISTORICAL, REFLECT CHANGES IN SHARE PRICE AND ARE NET OF EXPENSES. THE TABLE ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD HAVE PAID ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. INVESTMENT RESULTS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL VARY. PAST PERFORMANCE NOTED ABOVE DOES NOT GUARANTEE FUTURE RESULTS. WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SINCE INCEPTION, THE FUND'S ADVISER HAS ABSORBED CERTAIN EXPENSES OF THE FUND, WITHOUT WHICH RETURNS WOULD HAVE BEEN LOWER.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A look at the year-end sector weightings shows that cash and short-term investments were over 50% of the Fund's assets, down from 100% at the Fund's inception. We have used the first four months of the Fund to initiate equity investments in multiple sectors including technology, health care, consumer and business services. We expect the cash position to be reduced further over the next six months as we continue to find attractive investment opportunities in equities.

At the end of the fourth quarter, the market value of stocks sold short represented approximately 4.4% of the net assets held by NAGF.

NAGF's top ten holdings at the end of the fourth quarter (see page 8) were Nassda Corp., Comcast Corp., Manugistics Group Inc., Triton PCS Holdings Inc., Verisity Inc., ViaSat Inc., Orbotech Ltd., KLA-Tencor Corp., CoStar Group, and COR Therapeutics Inc. The top ten holdings represented 15.25% of net assets. Please note that these portfolio holdings may not be indicative of future portfolio holdings and may change at any time.

INVESTMENT ANALYSIS

Starting fresh in September, the majority of the activity in the Fund has been to build out the initial positions. Rather than plunge in all at once, we have been patiently accumulating positions on a bottoms-up, name-by-name basis. "Premium" companies usually trade at premium valuations, necessitating a measured approach, waiting for individual or market dislocations to find attractive entry points.

The post- 9/11-market downdraft provided such an entry point and the Fund was able to make initial investments in a number of strong companies such as KLA-Tencor Corp., Adobe Systems and Precision Castparts Corp. Each typifies the type of companies we look for: well managed, market dominant companies with strong balance sheets serving markets with multi-year appeal.

NAGF's initial handful of investments was concentrated in the electronic technology sectors, as economic concerns had driven these stocks particularly low in September. Along with the above-mentioned Adobe Systems and KLA-Tencor Corp., the Fund bought such technology names as Texas Instruments, Manugistics Group Inc., Siebel Systems and Orbotech Ltd.

With their strong run up in the 4th quarter of 2001, we have already pared back a few names that moved well beyond our reasonable-term price objectives such as webMethods Inc. and LogicVision Inc. We spent much of the 4th quarter diversifying the portfolio to manage risk as attractive opportunities arose in HealthCare such as CV Therapeutics and



                                 [GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                    NEEDHAM AGGRESSIVE GROWTH FUND NET ASSETS
                         9/30/01             $ 7,633,814
                         10/31/01            $ 9,104,706
                         11/30/01            $10,713,949
                         12/31/01            $13,177,722




                                 [GRAPH OMITTED]
                   PLOT POINTS FOR EDGAR PURPOSES AS FOLLOWS:

               NEEDHAM AGGRESSIVE GROWTH FUND SHAREHOLDER ACCOUNTS
                           9/30/01                  86
                           10/31/01                113
                           11/30/01                146
                           12/31/01                163

NEEDHAM AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

Axcan Pharma; Consumer with Tricon Global and Ann Taylor; Services with Comcast Corp. and CoStar Group Inc. and Energy with Valero and Varco International.

The Fund ended the quarter with about forty names and a long market value representing about 41% of net assets. We hedged modestly in the 4th quarter, ending with less than 5% of total assets short. These were mostly technology stocks to hedge the initial concentration in the electronics sector, focusing on telecommunications related names, an area with considerable overcapacity. That brought the net long exposure in NAGF to just shy of 37% of net assets on December 31, 2001.

OUTLOOK

The combination of continued Federal Reserve rate cuts and new fiscal stimulus measures by the U.S. government has given the markets hope that the end of the recession is in sight. The equity markets' strong performance in the 4th quarter of 2001 may have marked the September lows as the bottom of this cycle. While too early to tell, we are encouraged by some of the recent economic indicators that would support that conclusion.

We are, however, more sanguine in our outlook for 2002 than the recent market strength would imply. While we believe economic activity is at its low point, we think that the recovery could be more muted than is reflected in the current valuations. The U.S. consumer remains stretched with much higher debt levels than is typical coming out of a recession. Since housing and auto sales were healthy in 2001, those sectors may only show modest improvement, if any, in 2002.

We also believe it will take longer than commonly thought for capital spending to pick up in a meaningful way. Thanks in great part to the Internet boom, many industries are saddled with significant overcapacity. It will be some time before that capacity is utilized enough to stimulate a new round of capital spending.

Therefore, while we approach 2002 with a positive viewpoint and will continue to draw down the cash position in NAGF in favor of more equities, we believe there is continued risk in the markets in the first half of the year as investors come to grips with the prospect for a slower recovery. With a slow growth scenario, we believe it is more important than ever to be vigilant in applying our valuation discipline.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS*
                                (AS OF 12/31/01)
   1) Nassda Corp.                                    NSDA               3.41%
   2) Comcast Corp.                                   CMCSK              1.64%
   3) Manugistics Group Inc.                          MANU               1.60%
   4) Triton PCS Holdings Inc.                        TPC                1.49%
   5) Verisity Inc.                                   VRST               1.44%
   6) ViaSat Inc.                                     VSAT               1.18%
   7) Orbotech Ltd.                                   ORBK               1.18%
   8) KLA-Tencor Corp.                                KLAC               1.13%
   9) CoStar Group Inc.                               CSGP               1.09%
  10) COR Therapeutics Inc.                           CORR               1.09%

                     TOP TEN HOLDINGS = 15.25% OF NET ASSETS

  *CURRENT PORTFOLIO HOLDINGS MAY NOT BE INDICATIVE OF FUTURE PORTFOLIO
   HOLDINGS.
--------------------------------------------------------------------------------

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

CONCLUSION

We want to extend a very appreciative thanks to our investors for showing confidence in a new fund in such a challenging environment. We will be working hard to reward your confidence in the coming year and beyond by seeking out attractive long-term growth opportunities.

Please note that no taxable distribution was generated in the Fund's short stub fiscal year of 2001.

If you have any questions, thoughts or concerns, or would like to obtain a prospectus (which should be read carefully before investing in the Fund), please contact us at 800/625-7071 or visit our website www.needhamco.com.

Yours sincerely,

/S/ James Kloppenburg

James K. Kloppenburg
Portfolio Manager

------------------------------------------------
  GOOD IDEAS THAT WORKED(1)
------------------------------------------------
  1. Nassda Corp.
------------------------------------------------
  2. LogicVision Inc.
------------------------------------------------
  3. Manugistics Group Inc.
------------------------------------------------
  4. webMethods Inc.
------------------------------------------------
  5. Orbotech Ltd.
------------------------------------------------

------------------------------------------------
  GOOD IDEAS AT THE TIME(2)
------------------------------------------------
  1. Silicon Laboratories Inc. (short)
------------------------------------------------
  2. Numerical Technologies Inc. (short)
------------------------------------------------
  3. Cabot Microelectronics Corp. (short)
------------------------------------------------
  4. Brocade Communications Systems (short)
------------------------------------------------
  5. Triton PCS Holdings Inc.
------------------------------------------------

(1) REALIZED AND UNREALIZED GAINS FROM 9/4/01 TO
    12/31/01
(2) REALIZED AND UNREALIZED LOSSES FROM 9/4/01 TO
    12/31/01

FOR THE PERIOD FROM SEPTEMBER 4, 2001 TO DECEMBER
31, 2001, THESE ARE THE HOLDINGS THAT MADE THE
LARGEST DOLLAR DIFFERENCE IN THE PORTFOLIO. WHILE
SOME MINOR HOLDINGS EXPERIENCED GREATER
PERCENTAGE CHANGES IN PRICE, THE CHANGE IN THEIR
DOLLAR VALUE, DID NOT, ON AN INDIVIDUAL BASIS,
HAVE A MEANINGFUL EFFECT ON THE FUND'S NET
ASSETS. PAST PERFORMANCE OF THESE HOLDINGS IS
HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Investments

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK - (90.4%)
--------------------------------------------------------------------------------
BIOTECHNOLOGY - (0.3%)
Cell Genesys, Inc.*+                                 50,000      $  1,162,000
--------------------------------------------------------------------------------
BROADCASTING, MEDIA & ENTERTAINMENT - (1.4%)
Liberty Media Corp.*+                               200,000         2,800,000
Walt Disney Co.+                                    100,000         2,072,000
--------------------------------------------------------------------------------
                                                                    4,872,000
--------------------------------------------------------------------------------
BUSINESS SERVICES - (0.7%)
Collectors Universe*                                198,100           255,549
Costar Group, Inc.*+                                 60,000         1,440,600
Terra Networks                                      100,000           787,000
--------------------------------------------------------------------------------
                                                                    2,483,149
--------------------------------------------------------------------------------
CABLE TELEVISION & EQUIPMENT - (3.1%)
Cablevision NY Group*+                              100,000         4,745,000
Comcast Corp.*                                       50,000         1,800,000
Scientific-Atlanta, Inc.                            100,000         2,394,000
Shaw Communications, Inc.+                           50,000         1,060,000
United GlobalCom, Inc.*                             125,000           625,000
--------------------------------------------------------------------------------
                                                                   10,624,000
--------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.6%)
Palm, Inc.*                                         200,000           776,000
Sun Microsystems, Inc.*+                            100,000         1,230,000
--------------------------------------------------------------------------------
                                                                    2,006,000
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (3.8%)
Coorstek, Inc.*+                                     80,000         2,547,200
DDI Corp.*                                           90,000           885,600
Manufacturers' Services Ltd.*                       150,000           937,500
Merix Corp.*+                                       100,000         1,725,000
Parlex Corp.*                                        72,500         1,141,875
Pemstar, Inc.*                                       50,000           600,000
Sanmina Corp.*                                      136,000         2,706,400
Solectron Corp.*+                                   250,000         2,820,640
--------------------------------------------------------------------------------
                                                                   13,364,215
--------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (1.9%)
Boeing Co.+                                         125,000         4,847,500
Rockwell International Corp.+                       100,000         1,786,000
--------------------------------------------------------------------------------
                                                                    6,633,500
--------------------------------------------------------------------------------
EDA/CAD-CAM/INTELLECTUAL PROPERTY - (1.4%)
MSC Software Corp.*                                 125,000         1,950,000
Parametric Technology Corp.*                        125,000           976,250
Verisity, Inc.*+                                    100,000         1,895,000
--------------------------------------------------------------------------------
                                                                    4,821,250
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------


                                                     SHARES             VALUE
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (0.9%)
Avnet, Inc.+                                         50,000      $  1,273,500
Kemet Corp.*+                                        90,000         1,597,500
Methode Electronics, Inc.*                           50,000           400,000
--------------------------------------------------------------------------------
                                                                    3,271,000
--------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (2.9%)
Adaptec, Inc.*                                       75,000         1,087,500
Advanced Digital Information Corp.*+                110,000         1,764,400
Bell Microproducts, Inc.*+                           55,000           694,100
Crossroads Systems, Inc.*                           187,000           839,630
Maxtor Corp.*                                       100,000           634,000
Overland Data, Inc.*                                 95,000           779,000
Read-Rite Corp.*                                    200,000         1,322,000
Storage Technology Corp.*                            50,000         1,033,500
Western Digital Corp.                               300,000         1,881,000
--------------------------------------------------------------------------------
                                                                   10,035,130
--------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT & INSTRUMENTATION - (1.7%)
Eastman Kodak Co.+                                   30,000           882,900
Electronics for Imaging, Inc.*+                      50,000         1,115,500
InFocus Corp.*                                       50,000         1,101,000
LeCroy Corp.*                                         6,500           118,300
Symbol Technologies, Inc.+                          175,000         2,779,000
--------------------------------------------------------------------------------
                                                                    5,996,700
--------------------------------------------------------------------------------
EXPLORATION, PRODUCTION, REFINING & STORAGE - (1.8%)
Comstock Resources, Inc.*                           150,000         1,050,000
Frontier Oil Corp.                                   10,700           178,048
Pioneer Natural Resources Co.*                      125,000         2,407,500
Plains Resources, Inc.*+                            100,000         2,461,000
--------------------------------------------------------------------------------
                                                                    6,096,548
--------------------------------------------------------------------------------
FINANCIAL SERVICES - (0.7%)
The Phoenix Companies, Inc.*+                        99,800         1,846,300
Penn Treaty American Corp.*                         100,000           635,000
--------------------------------------------------------------------------------
                                                                    2,481,300
--------------------------------------------------------------------------------
HEALTH CARE / DEATH CARE SERVICES - (2.6%)
DaVita, Inc.*+                                       50,000         1,222,500
Dianon Systems, Inc.*+                               42,080         2,558,464
Pediatric Services of America, Inc.*                110,900           927,124
Quintiles Transnational Corp.*+                     100,000         1,605,000
Service Corporation International*+                 475,000         2,370,250
Ventiv Health, Inc.*                                100,000           366,000
--------------------------------------------------------------------------------
                                                                    9,049,338
--------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (0.9%)
Beverly Enterprises, Inc.*                          150,000         1,290,000
US Oncology, Inc.*+                                 250,000         1,885,000
--------------------------------------------------------------------------------
                                                                    3,175,000
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Investments (Continued)

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS, & LAMINATES - (3.2%)
Applied Films Corp.*+                               115,100      $  3,596,875
AXT, Inc.*                                           85,000         1,226,550
MacDermid, Inc.+                                    100,000         1,695,000
Park Electrochemical Corp.+                         130,000         3,432,000
Southwall Technologies, Inc.*                       189,800         1,357,070
--------------------------------------------------------------------------------
                                                                   11,307,495
--------------------------------------------------------------------------------
LEISURE PRODUCTS - (1.5%)
Hasbro, Inc.+                                       100,000         1,623,000
Vail Resorts, Inc.*                                 200,000         3,546,000
--------------------------------------------------------------------------------
                                                                    5,169,000
--------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (2.1%)
Honeywell International, Inc.+                      150,000         5,073,000
Sypris Solutions, Inc.*                              87,500         1,139,250
Unova, Inc.*                                        192,400         1,115,920
--------------------------------------------------------------------------------
                                                                    7,328,170
--------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (3.6%)
Boston Scientific Corp.*                            142,500         3,437,100
ConMED Corp.*+                                      100,500         2,005,980
D & K Healthcare Resources, Inc.+                    20,000         1,139,000
Lumenis Ltd.*                                        60,000         1,182,000
Thermo Electron Corp.*                              150,000         3,579,000
Vasomedical, Inc.*                                   75,000           277,500
Viasys Healthcare, Inc.*                             50,000         1,010,500
--------------------------------------------------------------------------------
                                                                   12,631,080
--------------------------------------------------------------------------------
METALS & MINING - (0.3%)
Gold Fields Ltd.                                    215,000         1,040,600
--------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (4.3%)
3Com Corp.*                                         300,000         1,914,000
Enterasys Networks, Inc.*+                          125,000         1,106,250
Foundry Networks, Inc.*                             100,000           815,000
Lantronix, Inc.*+                                   397,500         2,512,200
Lucent Technologies, Inc.                           500,000         3,145,000
Packeteer, Inc.*                                    355,000         2,616,350
Riverstone Networks, Inc.*+                          81,310         1,349,746
Visual Networks, Inc.*                              305,000         1,409,100
--------------------------------------------------------------------------------
                                                                   14,867,646
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------


                                                     SHARES             VALUE
--------------------------------------------------------------------------------
OIL / GAS EQUIPMENT & SERVICES - (7.4%)
BJ Services Co.*                                    100,000      $  3,245,000
Ensco International, Inc.                           150,000         3,727,500
FMC Technologies, Inc.*                              25,000           411,250
Grant Prideco, Inc.*                                300,000         3,450,000
Halliburton Co.                                     200,000         2,620,000
Nabors Industries, Inc.*                            100,000         3,433,000
Varco International, Inc.*+                         200,000         2,996,000
Veritas DGC, Inc.*                                  125,500         2,321,750
Weatherford International, Inc.*                    100,000         3,726,000
--------------------------------------------------------------------------------
                                                                   25,930,500
--------------------------------------------------------------------------------
OPTICAL COMPONENTS - (4.0%)
Agere Systems, Inc.*+                               500,000         2,845,000
Coherent, Inc.*                                     150,000         4,638,000
II-VI, Inc.*                                        100,000         1,723,000
Newport Corp.                                       100,000         1,928,000
Orbotech, Ltd.                                       75,000         2,336,250
Stratos Lightwave, Inc.*                             90,000           553,500
--------------------------------------------------------------------------------
                                                                   14,023,750
--------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (1.0%)
Power Integrations, Inc.*                            70,000         1,598,800
Semtech Corp.*                                       55,000         1,962,950
--------------------------------------------------------------------------------
                                                                    3,561,750
--------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (1.5%)
American Power Conversion Corp.*                    100,000         1,446,000
APW, Ltd.*+                                         217,500           363,225
Artesyn Technologies, Inc.*+                        195,000         1,815,450
Quanta Services, Inc.*+                             100,000         1,543,000
--------------------------------------------------------------------------------
                                                                    5,167,675
--------------------------------------------------------------------------------
RESTAURANTS & LODGING - (0.7%)
Tricon Global Restaurants, Inc.*                     50,000         2,460,000
--------------------------------------------------------------------------------
SATELLITE EQUIPMENT & SERVICES - (1.0%)
Harris Corporation                                   97,500         2,974,725
KVH Industries, Inc.*                                75,000           446,250
--------------------------------------------------------------------------------
                                                                    3,420,975
--------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (5.8%)
ADE Corp.*                                           62,200           622,000
FEI Co.*                                             40,000         1,260,400
FSI International, Inc.*                             65,500           603,910
GSI Lumonics, Inc.*                                 100,000           847,000
LAM Research Corp.*                                  50,000         1,161,000
LTX Corp.*                                          100,000         2,094,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Investments (Continued)

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT (CONTINUED)
Micro Component Technology, Inc.*                   125,000      $    368,750
MKS Instruments, Inc.*                               25,000           675,750
Nova Measuring Instruments, Ltd.*                    82,500           350,625
Photon Dynamics, Inc.*+                              75,000         3,423,750
Photronics Labs, Inc.*                              100,000         3,135,000
PRI Automation, Inc.*                                45,000           920,250
Three-Five Systems, Inc.*+                          100,000         1,591,000
Trikon Technologies, Inc.*+                         110,000         1,292,500
Varian Semiconductor Equipment Associates, Inc.*     50,000         1,729,500
--------------------------------------------------------------------------------
                                                                   20,075,435
--------------------------------------------------------------------------------
SEMICONDUCTORS MANUFACTURERS & COMMUNICATIONS DEVICES - (4.7%)
Actel Corp.*+                                        70,000         1,393,700
Altera Corp.*                                       100,000         2,122,000
Atmel Corp.*                                        200,000         1,474,000
Celeritek, Inc.*                                    100,000         1,339,000
Conexant Systems, Inc.*                             100,000         1,436,000
Integrated Device Technology, Inc.*                 100,000         2,659,000
LSI Logic Corp.*                                    165,000         2,603,700
Standard Microsystem*+                              100,000         1,552,000
Zoran Corp.*                                         50,000         1,632,000
--------------------------------------------------------------------------------
                                                                   16,211,400
--------------------------------------------------------------------------------
SOFTWARE - (8.7%)
Ascential Software Corp.*                           100,000           405,000
Aspen Technology, Inc.*                             100,000         1,680,000
BMC Software, Inc.*                                 100,000         1,637,000
Centra Software, Inc.*+                             135,000         1,080,000
Computer Associates International, Inc.             150,000         5,173,500
Compuware Corp.*+                                   150,000         1,768,500
Kronos, Inc.*+                                       75,000         3,628,500
Legato Systems, Inc.*+                              125,000         1,621,250
Manugistics Group, Inc.*                            100,000         2,108,000
Oracle Corp.*                                       100,000         1,381,000
Peregrine Systems, Inc.*                            100,000         1,483,000
Rainbow Technologies, Inc.*                          75,000           555,000
Roxio, Inc.*                                        150,000         2,482,500
SPSS, Inc.*                                         177,500         3,150,625
Sybase, Inc.*                                       100,000         1,576,000
Wind River Systems, Inc.*                            25,000           447,750
--------------------------------------------------------------------------------
                                                                   30,177,625
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------


                                                     SHARES             VALUE
--------------------------------------------------------------------------------
SPECIALTY RETAIL & MANUFACTURING - (5.7%)
American Eagle Outfitters, Inc.*                     50,000      $  1,308,500
Barnes & Noble, Inc.*                                75,000         2,220,000
Brookstone, Inc.*                                    55,000           645,150
Circuit City Stores, Inc.                            50,000         1,297,500
G-III Apparel Group, Inc.*                           64,500           451,500
Gadzooks, Inc.*                                      67,000           920,580
Gap, Inc.+                                          200,000         2,788,000
Gymboree Corp.*                                     200,000         2,386,000
Jones Apparel Group, Inc.*+                          25,000           829,250
Pacific Sunwear of California*                      100,000         2,042,000
RadioShack Corp.                                     75,000         2,257,500
West Marine, Inc.*                                   40,000           587,600
Wet Seal, Inc.*                                      91,550         2,156,003
--------------------------------------------------------------------------------
                                                                   19,889,583
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICE & EQUIPMENT - (3.4%)
ADC Telecommunications, Inc.*+                      450,000         2,070,000
Adtran, Inc.*                                        40,000         1,020,800
Advanced Fibre Communications, Inc.*                100,000         1,767,000
Alltel Corp.                                         25,000         1,543,250
AT&T Corp.+                                         300,000         5,442,000
--------------------------------------------------------------------------------
                                                                   11,843,050
--------------------------------------------------------------------------------
UTILITIES - (1.3%)
El Paso Corp.                                       100,000         4,461,000
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS SERVICE & EQUIPMENT - (5.5%)
Alpha Industries, Inc.*                              32,500           708,500
AT&T Wireless Services, Inc.*+                      150,000         2,155,500
DMC Stratex Networks, Inc.*                          94,500           735,210
EMS Technologies, Inc.*                              71,900         1,156,152
EMS Technologies, Inc. (PP)*                        100,000         1,608,000
Ericsson Co.+                                       300,000         1,566,000
Motorola, Inc.+                                     500,000         7,510,000
REMEC, Inc.*                                         60,000           599,400
RF Micro Devices, Inc.*                              50,000           961,500
Triquint Semiconductor, Inc.*                        57,535           705,379
Viasat, Inc.*+                                      100,000         1,560,000
--------------------------------------------------------------------------------
                                                                   19,265,641
--------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $290,190,647)                            314,903,505
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT TRUSTS - (0.5%)
Central Fund of Canada                              100,000           330,000
H & Q Healthcare Investors Fund                      29,597           757,683
H & Q Life Sciences Investors Fund                   29,314           630,251
--------------------------------------------------------------------------------
TOTAL INVESTMENT TRUSTS (Cost $1,432,681)                           1,717,934
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Investments (Continued)

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK - (1.0%)
Adelphia Communications Corp. -
   Preferred Stock, 7.50%, 11/15/04                 100,000      $  3,550,000
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCK (Cost $2,546,380)                             3,550,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE BONDS - (0.7%)
Northern Telecommunications, 4.25%, 09/01/08      2,500,000         2,421,875
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $2,268,790)                           2,421,875
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - (5.8%)
Provident Institutional Fund --
   Tempcash Portfolio                             3,144,006         3,144,006
The RBB Sansom Street Money Market Portfolio     17,215,671        17,215,671
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $20,359,677)                    20,359,677
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.4% (Cost $316,798,175)                     342,952,991
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                  CONTRACTS
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
INVESTMENTS IN OPTIONS - (4.4%)
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - (2.6%)
--------------------------------------------------------------------------------
BIOTECHNOLOGY & PHARMACEUTICALS - (0.0%)
CV Therapeutics Inc., Jan. 02, $55.00                   450            86,625
CV Therapeutics Inc., Jan. 02, $60.00                   400            25,000
--------------------------------------------------------------------------------
                                                                      111,625
--------------------------------------------------------------------------------
BUSINESS SERVICES - (0.1%)
Sothebys Holding Inc., July 02, $17.50                1,000           192,500
--------------------------------------------------------------------------------
CABLE TELEVISION & EQUIPMENT - (0.2%)
Cablevision NY Group, Jan. 02, $40.00                 1,000           820,000
--------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.5%)
Apple Computer, Jan. 03, $17.50                       1,500         1,102,500
Dell Computer Corp., Jan. 02, $25.00                    400           104,000
Gateway Inc., Jan. 03, $7.50                          1,500           363,000
--------------------------------------------------------------------------------
                                                                    1,569,500
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (0.1%)
Sanmina Corp., Jan. 02, $25.00                          700           268,940
--------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (0.1%)
EMC Corp., Jan. 03, $15.00                            1,000           320,000
--------------------------------------------------------------------------------
ELECTRONICS, ELECTRICAL EQUIPMENT & INSTRUMENTATION - (0.0%)
Agilent Technologies Inc., Feb. 02, $30.00              750            99,375
Agilent Technologies Inc., May 02, $30.00               250            70,000
--------------------------------------------------------------------------------
                                                                      169,375
--------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (0.0%)
IMS Health Inc., Feb. 02, $20.00                      1,000           112,500
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------


                                                  NUMBER OF
                                                  CONTRACTS             VALUE
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
CALL OPTIONS PURCHASED (CONTINUED)
--------------------------------------------------------------------------------
INVESTMENT TRUSTS - (0.3%)
Oil Service Index, Jan. 02, $80.00                      450      $    382,500
Utilities Holdrs Trust, May 02, $90.00                1,000           615,000
--------------------------------------------------------------------------------
                                                                      997,500
--------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (0.1%)
Cooper Industries Inc., Jan. 02, $35.00               1,750           420,000
--------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (0.3%)
Alpharma Inc., Jan. 02, $22.50                          500           205,000
Alpharma Inc., March 02, $25.00                         750           234,375
CVS Corp., Jan. 02, $25.00                            1,000           470,000
--------------------------------------------------------------------------------
                                                                      909,375
--------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS EQUIPMENT - (0.1%)
Cisco Systems Inc., Jan. 03, $12.50                     100            80,000
Cisco Systems Inc., Jan. 03, $15.00                     300           183,000
Lucent Technologies Inc., Jan. 03, $10.00               800            64,000
Lucent Technologies Inc., Jan. 03, $7.50                500            75,000
--------------------------------------------------------------------------------
                                                                      402,000
--------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (0.1%)
Halliburton Co., Jan  03, $17.50                      1,500           330,000
Halliburton Co., Jan  02, $15.00                      1,000            32,500
--------------------------------------------------------------------------------
                                                                      362,500
--------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATIONS DEVICES - (0.4%)
Advanced Micro Devices, Jan. 03, $15.00               2,000           960,000
Intel Corp., Jan. 03, $35.00                            500           235,000
National Semiconductor Corp., Jan. 03, $35.00           300           204,000
--------------------------------------------------------------------------------
                                                                    1,399,000
--------------------------------------------------------------------------------
SOFTWARE - (0.2%)
Microsoft Corp., Jan  03, $70.00                        200           180,000
Microsoft Corp., Jan  03, $75.00                        250           172,500
SAP AG, June 02, $30.00                                 500           290,000
--------------------------------------------------------------------------------
                                                                      642,500
--------------------------------------------------------------------------------
TELECOMMUNICATIONS & EQUIPMENT - (0.0%)
Nortel Networks, Jan. 03, $7.50                         500           102,500
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (0.1%)
Ericsson Telephone, Jan. 03, $7.50                    2,000           120,000
Nokia Corp., Jan. 03, $30.00                            400           152,000
--------------------------------------------------------------------------------
                                                                      272,000
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS PURCHASED (Cost $7,777,900)                      9,071,815
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PUT OPTIONS PURCHASED - (1.8%)
--------------------------------------------------------------------------------
COMPUTER HARDWARE - (0.1%)
Sun Microsystems Inc., Jan. 02, $13.75                1,000           167,500
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Investments (Continued)

DECEMBER 31, 2001                                 NUMBER OF
                                                  CONTRACTS             VALUE
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
PUT OPTIONS PURCHASED (CONTINUED)
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (0.1%)
Merix Corp., March 02, $17.50                           500      $    127,500
Sanmina-SCI Corp., Jan. 02, $22.50                    1,000           300,000
--------------------------------------------------------------------------------
                                                                      427,500
--------------------------------------------------------------------------------
HEALTH CARE/DEATH CARE SERVICES - (0.1%)
Dianon Systems Inc., Feb. 02, $55.00                    400           121,000
--------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (0.0%)
Applied Films Corp., Jan. 02, $30.00                     50             6,375
--------------------------------------------------------------------------------
INVESTMENT TRUSTS - (0.7%)
Dow Jones Industrial Average, Jan. 02, $100.00        1,000           185,000
Dow Jones Industrial Average, Feb. 02, $100.00        1,000           290,000
Dow Jones Industrial Average, Jan. 02, $96.00         1,000            70,000
Nasdaq 100 Shares, Jan. 02, $37.00                    1,000            75,000
Nasdaq 100 Shares, Jan. 02, $40.00                    1,000           200,000
Nasdaq 100 Shares, March 02, $40.00                   1,000           330,000
Nasdaq 100 Shares, March 02, $42.00                   1,000           400,000
Oil Service Index, Jan. 02, $80.00                      500            62,500
Semiconductor Holdrs Trust, Feb. 02, $45.00           1,000           495,000
Semiconductor Holdrs Trust, Feb. 02, $40.00           1,000           242,500
Semiconductor Holdrs Trust, Jan. 02, $42.50           1,000           227,500
--------------------------------------------------------------------------------
                                                                    2,577,500
--------------------------------------------------------------------------------
NETWORKING & COMMUNICATIONS - (0.0%)
Riverstone Networks Inc., Jan. 02, $15.00             1,000            57,500
--------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (0.1%)
BJ Services Co., Jan. 02, $27.50                        500            15,000
BJ Services Co., Jan. 02, $30.00                        500            42,500
Ensco International Inc., Jan. 02, $20.00             1,000            17,500
Nabors Industries Inc., Jan. 02, $27.50                 250             5,000
Nabors Industries Inc., Jan. 02, $30.00                 250            11,250
Nabors Industries Inc., Jan. 02, $32.50                 250            26,250
--------------------------------------------------------------------------------
                                                                      117,500
--------------------------------------------------------------------------------
OPTICAL COMPONENTS - (0.0%)
Coherent Inc., Jan. 02, $25.00                          780            11,700
--------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (0.1%)
Power Integrations Inc., Jan. 02, $22.50                430            54,825
Semtech Corp., Jan. 02, $35.00                          600           118,500
--------------------------------------------------------------------------------
                                                                      173,325
--------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (0.0%)
Quanta Services Inc., Jan. 02, $15.00                   400            25,000
--------------------------------------------------------------------------------
RESTAURANTS & LODGING - (0.0%)
Tricon Global Restaurants Inc., Jan. 02, $50.00         500            86,250
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------


                                                  NUMBER OF
                                                  CONTRACTS             VALUE
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
PUT OPTIONS PURCHASED (CONTINUED)
--------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATIONS DEVICES - (0.2%)
Altera Corp., Jan. 02, $25.00                         1,000      $    415,000
Conexant Systems Inc.  Jan. 02, $15.00                1,000           155,000
Genesis Microchip Inc., Jan. 02, $60.00                 500           106,250
Integrated Device Technology, Jan. 02, $22.50           350            21,000
Intel Corp., Jan. 02, $32.50                            500            91,250
LSI Logic, Jan. 02, $15.00                            1,000            62,500
--------------------------------------------------------------------------------
                                                                      851,000
--------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (0.1%)
LAM Research, Jan. 02, $22.50                           500            72,500
LTX Corp., Feb. 02, $20.00                              500            91,250
Photon Dynamics Inc., Feb. 02, $45.00                   500           205,000
Varian Semiconductor Inc., Feb. 02, $30.00              500            68,750
--------------------------------------------------------------------------------
                                                                      437,500
--------------------------------------------------------------------------------
SOFTWARE - (0.1%)
Kronos Inc., Jan. 02, $45.00                            500            66,250
Manugistics Group Inc., Feb. 02, $20.00               1,000           230,000
--------------------------------------------------------------------------------
                                                                      296,250
--------------------------------------------------------------------------------
SPECIALTY RETAIL & MANUFACTURING - (0.0%)
Circuit City Stores, Jan. 02, $22.50                  1,000            55,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS & EQUIPMENT - (0.0%)
Adtran Inc., Jan. 02, $25.00                            400            42,000
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (0.2%)
Alpha Industries Inc., Jan. 02, $22.50                  300            72,750
Harris Corp., Jan. 02, $30.00                           500            51,250
Motorola Inc., Feb. 02, $15.00                        1,000           110,000
Motorola Inc., Jan. 02, $17.50                        2,000           505,000
RF Micro Devices Inc., Jan. 02, $17.50                  500            53,750
Triquint Semiconductor Inc., Jan. 02, $12.50            600            64,500
--------------------------------------------------------------------------------
                                                                      857,250
--------------------------------------------------------------------------------
TOTAL PUT OPTIONS PURCHASED (Cost $8,392,416)                       6,310,150
--------------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED (Cost $16,170,316)                         15,381,965
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS AND OPTIONS PURCHASED - (102.8%)                358,334,956
--------------------------------------------------------------------------------
Total Securities Sold Short and Options Written (-20.8%)          (72,531,000)
--------------------------------------------------------------------------------
Assets, Less Other Liabilities (18.0%)                             62,583,071
--------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                            $348,387,027
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY.
+ SECURITY POSITION IS EITHER ENTIRELY OR PARTIALLY HELD IN A SEGREGATED ACCOUNT
  AS COLLATERAL FOR SECURITIES SOLD SHORT.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Securities Sold Short

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-20.1%)
--------------------------------------------------------------------------------
COMMON STOCK - (-19.7%)
--------------------------------------------------------------------------------
BIOTECHNOLOGY & PHARMACEUTICALS - (-3.1%)
Biogen, Inc.                                         35,000      $  2,007,250
Cephalon, Inc.                                       30,000         2,267,550
Eli Lilly & Co.                                      15,000         1,178,100
Emisphere Technologies, Inc.                         40,000         1,276,400
Gilead Sciences, Inc.                                20,000         1,314,400
IDEXX Laboratories, Inc.                             20,000           570,200
ImClone Systems, Inc.                                20,000           929,200
Protein Design Labs, Inc.                            20,000           656,000
Scios, Inc.                                          30,000           713,100
--------------------------------------------------------------------------------
                                                                   10,912,200
--------------------------------------------------------------------------------
BUSINESS SERVICES - (-1.4%)
eBay, Inc.                                           20,000         1,338,000
Lehman Brothers Holdings, Inc.                       25,000         1,670,000
TMP Worldwide, Inc.                                  30,000         1,287,000
United Parcel Service                                10,000           545,000
--------------------------------------------------------------------------------
                                                                    4,840,000
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (-0.2%)
Celestica, Inc.                                      20,000           807,800
--------------------------------------------------------------------------------
DEFENSE & ELECTRONICS - (-0.5%)
L-3 Communications Corp.                             20,000         1,800,000
--------------------------------------------------------------------------------
EDA/CAD-CAM/INTELLECTUAL PROPERTY - (-0.7%)
HPL Technologies, Inc.                               25,000           446,250
Magma Design Automation, Inc.                        20,000           605,300
Numerical Technologies, Inc.                         40,000         1,408,000
--------------------------------------------------------------------------------
                                                                    2,459,550
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & DISTRIBUTION - (-0.7%)
Emerson Electric Co.                                 25,000         1,427,500
Tech Data Corp.                                      20,000           865,600
--------------------------------------------------------------------------------
                                                                    2,293,100
--------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (-0.6%)
Brocade Communications Systems, Inc.                 20,000           662,400
Network Appliance, Inc.                              25,000           546,750
QLogic Corp.                                         20,000           890,200
--------------------------------------------------------------------------------
                                                                    2,099,350
--------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (-0.8%)
Cardinal Health, Inc.                                20,000         1,293,200
Community Health Systems, Inc.                       10,000           255,000
Kindred Healthcare, Inc.                             23,500         1,222,000
--------------------------------------------------------------------------------
                                                                    2,770,200
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Securities Sold Short

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-1.5%)
Eaton Corp.                                          20,000      $  1,488,200
Navistar International Corp.                         40,000         1,580,000
Polaris Industries, Inc.                             35,000         2,021,250
--------------------------------------------------------------------------------
                                                                    5,089,450
--------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (-2.3%)
Cytyc Corporation                                    30,000           783,000
Endocare, Inc.                                       25,000           448,250
Fischer Imaging Corp.                                35,000           421,400
ResMed, Inc.                                         25,000         1,348,000
Sunrise Assisted Living, Inc.                        30,000           873,300
Trigon Healthcare, Inc.                              20,000         1,389,000
UnitedHealth Group, Inc.                             20,000         1,415,400
Wellpoint Health Networks, Inc.                      10,000         1,168,500
--------------------------------------------------------------------------------
                                                                    7,846,850
--------------------------------------------------------------------------------
OPTICAL COMPONENTS - (-0.0%)
JDS Uniphase Corp.                                   20,000           173,600
--------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (-0.1%)
Micrel, Inc.                                         15,000           393,450
--------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (-0.3%)
AstroPower, Inc.                                     30,000         1,212,900
--------------------------------------------------------------------------------
RESTAURANTS & LODGING - (-1.0%)
Applebee's International, Inc.                       20,000           684,000
Brinker International, Inc.                          10,000           297,600
Four Seasons Hotels, Inc.                            10,000           467,600
Krispy Kreme Doughnuts, Inc.                         34,000         1,502,800
MGM Grand, Inc.                                      15,000           433,050
--------------------------------------------------------------------------------
                                                                    3,385,050
--------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATIONS DEVICES - (-2.4%)
Applied Micro Circuits Corp.                         20,000           226,400
Broadcom Corp.                                       30,000         1,226,100
Elantec Semiconductor, Inc.                          20,000           768,000
Linear Technology Corp.                              20,000           780,800
Marvell Technology Group, Ltd.                       20,000           716,400
Maxim Integrated Products, Inc.                      20,000         1,050,200
NVIDIA Corp.                                         20,000         1,338,000
PMC-Sierra, Inc.                                     20,000           425,200
Silicon Laboratories, Inc.                           25,000           842,750
Xilinx, Inc.                                         25,000           976,250
--------------------------------------------------------------------------------
                                                                    8,350,100
--------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (-1.4%)
Cabot Microelectronics Corp.                         35,000         2,773,750
Credence Systems Corp.                               20,000           371,400
Rudolph Technologies, Inc.                           25,000           858,000
Teradyne, Inc.                                       25,000           753,500
--------------------------------------------------------------------------------
                                                                    4,756,650
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Schedule of Securities Sold Short

DECEMBER 31, 2001

NAME OF ISSUER                                       SHARES             VALUE
--------------------------------------------------------------------------------
SOFTWARE - (-0.8%)
AremisSoft Corp.                                     20,000      $     19,600
CSG Systems International, Inc.                      25,000         1,011,250
Infosys Technologies, Ltd.                            5,000           310,000
Riverdeep Group, PLC                                 25,000           420,250
THQ, Inc.                                            20,000           969,400
--------------------------------------------------------------------------------
                                                                    2,730,500
--------------------------------------------------------------------------------
SPECIALTY RETAIL & MANUFACTURING - (-1.4%)
Dollar Tree Stores, Inc.                             25,000           772,750
Harley Davidson, Inc.                                15,000           814,650
Whole Foods Market, Inc.                             35,000         1,524,600
Williams Sonoma, Inc.                                40,000         1,716,000
--------------------------------------------------------------------------------
                                                                    4,828,000
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (-0.5%)
Intersil Corp.                                       20,000           645,000
Intrado, Inc.                                        25,000           670,000
Metro One Telecommunications, Inc.                   20,000           605,000
--------------------------------------------------------------------------------
                                                                    1,920,000
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $64,679,447)              68,668,750
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT TRUSTS - (-0.4%)
Biotech Holdrs Trust                                 10,000         1,321,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT TRUSTS (Proceeds $1,351,683)                       1,321,000
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (-20.1%) (Proceeds $66,031,130)        69,989,750
--------------------------------------------------------------------------------

                                                  NUMBER OF
                                                  CONTRACTS
--------------------------------------------------------------------------------
WRITTEN OPTIONS - (-0.7%)
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN - (-0.5%)
--------------------------------------------------------------------------------
CABLE TELEVISION & EQUIPMENT - (-0.1%)
Scientific Atlanta Inc., March 02, $30.00               500            51,250
Scientific Atlanta Inc., June 02, $32.50                500            81,250
--------------------------------------------------------------------------------
                                                                      132,500
--------------------------------------------------------------------------------
CONTRACT MANUFACTURING & MATERIALS - (-0.0%)
Merix Corp., June 02, $22.50                            500            98,750
--------------------------------------------------------------------------------
HOSPITAL & PHYSICIAN MANAGEMENT - (-0.0%)
US Oncology Inc., March 02, $10.00                    1,000            22,500
--------------------------------------------------------------------------------
INDUSTRIAL CHEMICALS, RESINS & LAMINATES - (-0.0%)
Applied Films Corp., April 02, $35.00                   100            32,000
--------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (-0.0%)
Lumenis Ltd., April 02, $25.00                          300            35,250
--------------------------------------------------------------------------------
OPTICAL COMPONENTS - (-0.0%)
Coherent Inc., Feb. 02, $35.00                          500            48,750
--------------------------------------------------------------------------------
POWER SEMICONDUCTORS - (-0.0%)
Power Integrations Inc., April 02, $35.00               400            19,000
Semtech Corp., March 02, $45.00                         300            45,750
Semtech Corp., March 02, $50.00                         300            23,250
--------------------------------------------------------------------------------
                                                                       88,000
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------


                                                  NUMBER OF
                                                  CONTRACTS             VALUE
--------------------------------------------------------------------------------
NAME/EXPIRATION DATE/STRIKE PRICE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN (CONTINUED)
--------------------------------------------------------------------------------
POWER SUPPLY & MANAGEMENT - (-0.0%)
Quanta Services Inc., Jan. 02, $20.00                   400      $      4,000
--------------------------------------------------------------------------------
RESTAURANTS & LODGING - (-0.0%)
Tricon Global Restaurants Inc., Jan. 02, $55.00         500             6,500
--------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (-0.2%)
FEI Company, March 02, $35.00                           400           102,000
LTX Corp., Jan. 02, $25.00                              250             3,750
LTX Corp., Feb. 02, $25.00                              500            36,250
LTX Corp., Feb. 02, $30.00                              250             6,250
MKS Instruments Inc., April 02, $30.00                  400            88,000
Photon Dynamics Inc., April 02, $45.00                  500           332,500
Varian Semiconductor Inc., Feb. 02, $40.00              500            68,750
--------------------------------------------------------------------------------
                                                                      637,500
--------------------------------------------------------------------------------
SOFTWARE - (-0.1%)
Computer Associates Intl, Feb. 02, $40.00             1,000            57,500
Kronos Inc., April 02, $55.00                           500           200,000
--------------------------------------------------------------------------------
                                                                      257,500
--------------------------------------------------------------------------------
SPECIALTY RETAIL & MANUFACTURING - (-0.1%)
Circuit City Stores, April 02, $30.00                 1,000           205,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS & EQUIPMENT - (-0.0%)
Advanced Fibre Communications, March 02, $22.50         250            29,375
Advanced Fibre Communications, March 02, $25.00         250            18,125
--------------------------------------------------------------------------------
                                                                       47,500
--------------------------------------------------------------------------------
TOTAL CALL OPTIONS WRITTEN (Premium Received $2,273,574)            1,615,750
--------------------------------------------------------------------------------
PUT OPTIONS WRITTEN - (-0.2%)
--------------------------------------------------------------------------------
CABLE TELEVISION & EQUIPMENT - (-0.0%)
Cablevision NY Group, Jan. 02, $35.00                   200             3,500
Cablevision NY Group, March 02, $35.00                  800            42,000
--------------------------------------------------------------------------------
                                                                       45,500
--------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (-0.1%)
Cooper Industries Inc., Jan. 02, $35.00               1,750           367,500
--------------------------------------------------------------------------------
MEDICAL DEVICES & SUPPLIES - (-0.0%)
CVS Corp., Jan. 02, $25.00                            1,000            17,500
--------------------------------------------------------------------------------
OIL/GAS EQUIPMENT & SERVICES - (-0.1%)
Halliburton Co., April 02, $15.00                     1,500           495,000
--------------------------------------------------------------------------------
TOTAL PUT OPTIONS WRITTEN (Premium Received $1,421,292)               925,500
--------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (Premium Received $3,694,866)                 2,541,250
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT AND OPTIONS WRITTEN - (-20.8%)        (72,531,000)
--------------------------------------------------------------------------------
Total Investments and Options Purchased - (102.8%)                358,334,956
--------------------------------------------------------------------------------
Assets, Less Other Liabilities - (18.0%)                           62,583,071
--------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                            $348,387,027
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND

Schedule of Investments

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK - (41.0%)
--------------------------------------------------------------------------------
BIOTECHNOLOGY - (3.8%)
Abgenix, Inc.                                         4,000       $   134,560
COR Therapeutics, Inc.                                6,000           143,580
CV Therapeutics, Inc.                                 2,500           130,050
Incyte Pharmaceuticals, Inc.                          5,000            97,200
--------------------------------------------------------------------------------
                                                                      505,390
--------------------------------------------------------------------------------
BUSINESS SERVICES - (1.1%)
Costar Group Inc.*                                    6,000           144,060
--------------------------------------------------------------------------------
CABLE SERVICE PROVIDERS - (1.7%)
Comcast Corp.*                                        6,000           216,000
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION - (4.9%)
Nassda, Inc.*                                        20,000           449,800
Verisity, Inc.*                                      10,000           189,500
--------------------------------------------------------------------------------
                                                                      639,300
--------------------------------------------------------------------------------
ELECTRONIC MANUFACTURING SERVICES - (1.9%)
DDI Corp.*                                           12,000           118,080
Solectron Corp.*                                     12,000           135,360
--------------------------------------------------------------------------------
                                                                      253,440
--------------------------------------------------------------------------------
ENERGY - EQUIPMENT - (0.9%)
Varco International, Inc.*                            8,000           119,840
--------------------------------------------------------------------------------
ENERGY - REFINING - (0.7%)
Valero Energy Corp.                                   2,500            95,300
--------------------------------------------------------------------------------
MANUFACTURING & INDUSTRIAL EQUIPMENT - (1.6%)
Honeywell International, Inc.+                        3,000           101,460
Precision Castparts Corp.                             4,000           113,000
--------------------------------------------------------------------------------
                                                                      214,460
--------------------------------------------------------------------------------
PHARMACEUTICALS - (1.9%)
American Pharmaceutical Partners, Inc.                5,000           104,000
Axcan Pharma, Inc.*                                  10,000           142,000
--------------------------------------------------------------------------------
                                                                      246,000
--------------------------------------------------------------------------------
RESTAURANTS - (0.9%)
Tricon Global Restaurants, Inc.*+                     2,500           123,000
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS - (1.8%)
Texas Instruments, Inc.                               4,500           126,000
Xicor, Inc.*                                         10,000           111,000
--------------------------------------------------------------------------------
                                                                      237,000
--------------------------------------------------------------------------------
SEMICONDUCTOR FOUNDRY SERVICES - (0.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.*          7,000           120,190
--------------------------------------------------------------------------------
SEMICONDUCTOR INTELLECTUAL PROPERTY - (1.4%)
ARM Holdings PLC - ADR*                               7,000           109,130
Parthus Technologies*                                15,000            75,000
--------------------------------------------------------------------------------
                                                                      184,130
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------


                                                     SHARES             VALUE
--------------------------------------------------------------------------------
SEMICONDUCTOR / OPTICAL CAPITAL EQUIPMENT - (3.9%)
FSI International, Inc.*                             10,000       $    92,200
KLA Tencor Corp.*                                     3,000           148,680
Newport Corp.                                         6,000           115,680
Orbotech, Ltd.                                        5,000           155,750
--------------------------------------------------------------------------------
                                                                      512,310
--------------------------------------------------------------------------------
SOFTWARE - (5.4%)
Adobe Systems, Inc.                                   4,000           124,200
Manugistics Group, Inc.*                             10,000           210,800
Mercury Interactive Corp.*                            4,000           135,920
NetIQ Corp.*                                          3,000           105,780
Siebel Systems, Inc.*                                 5,000           139,900
--------------------------------------------------------------------------------
                                                                      716,600
--------------------------------------------------------------------------------
SPECIALTY RETAILING - (1.9%)
Ann Taylor Stores Corp.*                              4,000           140,000
Gap, Inc.+                                            8,000           111,520
--------------------------------------------------------------------------------
                                                                      251,520
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES - (1.0%)
Witness Systems, Inc.*                               10,000           133,200
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS & EQUIPMENT - (3.8%)
EMS Technologies, Inc.*+                              6,000            96,480
Harris Corp                                           4,000           122,040
Motorola, Inc.                                        8,000           120,160
Viasat, Inc.*+                                       10,000           156,000
--------------------------------------------------------------------------------
                                                                      494,680
--------------------------------------------------------------------------------
WIRELESS SERVICE PROVIDER - (1.5%)
Triton PCS Holdings, Inc.*                            6,700           196,645
--------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $4,360,268)                                5,403,065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - (41.0%) (Cost $4,360,268)                       5,403,065
--------------------------------------------------------------------------------
Securities Sold Short - (-4.4%)                                      (580,810)
--------------------------------------------------------------------------------
Cash and Other Assets, Less Liabilities - (63.4%)                   8,355,467
--------------------------------------------------------------------------------
NET ASSETS - (100.0%)                                             $13,177,722
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY.
+ SECURITY POSITION IS EITHER ENTIRELY OR PARTIALLY HELD IN A SEGREGATED ACCOUNT
  AS COLLATERAL FOR SECURITIES SOLD SHORT.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND

Schedule of Securities Sold Short

DECEMBER 31, 2001
                                                     SHARES             VALUE
--------------------------------------------------------------------------------
COMMON STOCK - (-4.4%)
--------------------------------------------------------------------------------
ELECTRONICS & STORAGE - (-0.7%)
Brocade Communications Systems, Inc.                  3,000       $    99,360
--------------------------------------------------------------------------------
SEMICONDUCTORS CAPITAL EQUIPMENT - (-2.4%)
Cabot Microelectronics Corp.                          1,000            79,250
Credence Systems Corp.                                5,000            92,850
Numerical Technologies, Inc.                          4,000           140,800
--------------------------------------------------------------------------------
                                                                      312,900
--------------------------------------------------------------------------------
SEMICONDUCTOR MANUFACTURERS & COMMUNICATIONS DEVICES - (-1.3%)
Silicon Laboratories, Inc.                            5,000           168,550
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (Proceeds $415,586)                       580,810
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investments - (41.0%)                                         5,403,065
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (-4.4%)                                      (580,810)
--------------------------------------------------------------------------------
Cash and Other Assets, Less Liabilities (63.4%)                     8,355,467
--------------------------------------------------------------------------------
NET ASSETS (100.0%)                                               $13,177,722
--------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

Statements of Assets and Liabilities

                                                                                                         NEEDHAM
DECEMBER 31, 2001                                                                  NEEDHAM             AGGRESSIVE
                                                                                 GROWTH FUND           GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
ASSETS:
---------------------------------------------------------------------------------------------------------------------
Investments, at Value (Cost $316,798,175 and $4,360,268, respectively)          $342,952,991           $ 5,403,065
Option Contracts Purchased, at Value (Cost $16,170,316)                           15,381,965                    --
Cash                                                                                      --             7,951,825
Receivables:
   Dividends and Interest                                                            366,919                10,526
   Investment Securities Sold                                                     69,203,724               531,609
   Fund Shares Sold                                                                5,579,476                   273
   Advisor                                                                                --                47,070
Prepaid Expenses and Other Assets                                                     27,770                 5,490
---------------------------------------------------------------------------------------------------------------------
     TOTAL ASSETS                                                                433,512,845            13,949,858
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Securities Sold Short, at Value (Proceeds $66,031,130
   and $415,586, respectively)                                                    69,989,750               580,810
Option Contracts Written, at Value (Proceeds $3,694,866)                           2,541,250                    --
Payables:
   Investment Securities Purchased                                                 9,764,576               105,650
   Fund Shares Redeemed                                                              529,958                    --
Accrued Expenses and Other Liabilities                                             2,300,284                85,676
---------------------------------------------------------------------------------------------------------------------
     TOTAL LIABILITIES                                                            85,125,818               772,136
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                      $348,387,027           $13,177,722
---------------------------------------------------------------------------------------------------------------------
Shares Outstanding $.001 Par Value
   (Authorized 900,000,000 and 100,000,000, respectively)                         12,540,607             1,173,791
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE                                                         $27.78                $11.23
---------------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

Statements of Operations
                                                                                                   NEEDHAM
                                                                            NEEDHAM              AGGRESSIVE
FOR THE YEAR ENDED DECEMBER 31, 2001                                      GROWTH FUND          GROWTH FUND(1)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------
Interest                                                                  $ 1,256,926            $   37,087
Dividends                                                                     557,305                 1,601
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                     1,814,231                38,688

--------------------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                                    2,730,665                38,024
Distribution Fees                                                             549,977                 7,996
Administration and Accounting Fees                                            207,142                 3,479
Custodian Fees                                                                112,709                 3,296
Legal Fees                                                                     71,503                30,865
Shareholders' Reports                                                          83,790                 4,823
Directors Fees                                                                 36,000                 1,231
Transfer Agent Fees                                                            30,000                   750
Audit Fees                                                                     46,000                27,000
Filing Fees                                                                    97,511                 2,900
Insurance Expense                                                               7,824                   385
Other Expenses                                                                115,161                 2,369
--------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                              4,088,282               123,118
--------------------------------------------------------------------------------------------------------------
Less: Expenses Waived and Reimbursed                                               --               (47,070)
--------------------------------------------------------------------------------------------------------------
Net Expenses                                                                4,088,282                76,048
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                        (2,274,051)              (37,360)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
--------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investment Securities                          (6,481,631)              358,320
Net Realized Loss on Option Contracts                                      (3,919,129)                   --
Change in Unrealized Appreciation (Depreciation) of
   Investment Securities and Option Contracts                              18,534,329               877,573
--------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                                           8,133,569             1,235,893

--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 5,859,518            $1,198,533
--------------------------------------------------------------------------------------------------------------

(1) FOR THE PERIOD SEPTEMBER 4, 2001 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                                            NEEDHAM
                                                                          NEEDHAM                         AGGRESSIVE
                                                                        GROWTH FUND                     GROWTH FUND(1)
------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED             YEAR ENDED       SEPTEMBER 4, TO
                                                            DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                                    2001                   2000                  2001
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                        $  (2,274,051)          $   (766,021)          $   (37,360)
Net Realized Gain (Loss) on Investment Securities             (6,481,631)            11,404,010               358,320
Net Realized Loss on Option Contracts                         (3,919,129)            (1,099,974)                   --
Change in Unrealized Appreciation (Depreciation)
   of Investment Securities and Option Contracts              18,534,329            (13,913,636)              877,573
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             5,859,518             (4,375,621)            1,198,533
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders                                         --            (11,702,035)                   --
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (Note 5):                         266,457,998             50,003,380            11,979,189
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                 272,317,516             33,925,724            13,177,722
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                           76,069,511             42,143,787                    --
End of Period                                              $ 348,387,027           $ 76,069,511           $13,177,722

(1) FOR THE PERIOD SEPTEMBER 4, 2001 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

NEEDHAM GROWTH FUND

Financial Highlights

                                                       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 2001            2000            1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Year                                     $  24.77         $ 26.47         $ 17.27         $ 14.42         $ 14.49
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                (0.29)          (0.12)          (0.03)          (0.30)           0.06
Net Realized and Unrealized Gains (Losses)
   on Securities                                             3.30            2.57           12.55            3.16            2.26
------------------------------------------------------------------------------------------------------------------------------------
Total From Investment Operations                             3.01            2.45           12.52            2.86            2.32
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          --              --              --           (0.01)          (0.05)
Net Realized Gains                                             --           (4.15)          (3.32)             --           (2.31)
In Excess of Net Realized Gains                                --              --              --              --           (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            --           (4.15)          (3.32)          (0.01)          (2.39)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $  27.78         $ 24.77         $ 26.47         $ 17.27         $ 14.42
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                12.15%           7.40%          79.72%          19.85%          15.66%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (thousands)                      $348,387         $76,070         $42,144         $17,946         $21,769
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to
   Average Net Assets                                        1.87%           2.19%           2.50%           2.50%           2.50%
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   and Reimbursement of
   Expenses)                                                 1.87%           2.19%           2.84%           3.44%           3.29%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                    (1.04)%         (1.07)%         (1.63)%         (1.72)%          0.37%
Ratio of Net Investment Income (Loss)
   to Average Net Assets
   (Excluding Waivers and
   Reimbursement of Expenses)                               (1.04)%         (1.07)%         (1.97)%         (2.66)%         (0.42)%
Portfolio Turnover Rate                                       150%            187%            145%            586%            724%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

NEEDHAM AGGRESSIVE GROWTH FUND

Financial Highlights
                                                              SEPTEMBER 4 TO
                                                                DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                          2001(1)
--------------------------------------------------------------------------------
Net Asset Value,
   Beginning of Period                                               $ 10.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
Net Investment Loss                                                    (0.03)
Net Realized and Unrealized Gains (Losses) on Securities                1.26
--------------------------------------------------------------------------------
Total From Investment Operations                                        1.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
Net Investment Income                                                     --
Net Realized Gains                                                        --
--------------------------------------------------------------------------------
Total Distributions                                                       --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $ 11.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL RETURN                                                           12.30%+
--------------------------------------------------------------------------------
Net Assets, End of Period (thousands)                                $13,178
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Expenses to
   Average Net Assets                                                   2.50%*
Ratio of Expenses to Average
   Net Assets (Excluding Waivers
   and Reimbursement of
   Expenses)                                                            4.05%*
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                               (1.23)%*
Ratio of Net Investment Income (Loss)
   to Average Net Assets
   (Excluding Waivers and
   Reimbursement of Expenses)                                          (2.78)%*
Portfolio Turnover Rate                                                   45%*

*   ANNUALIZED
+   NON-ANNUALIZED
(1) NEEDHAM AGGRESSIVE GROWTH FUND COMMENCED OPERATIONS ON SEPTEMBER 4, 2001

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements

1.  ORGANIZATION

Needham Growth Fund ("NGF") and Needham Aggressive Growth Fund ("NAGF") or ("the Portfolios"), are portfolios of The Needham Funds, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Needham Funds, Inc. was organized as a Maryland corporation on October 12, 1995.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Investments in securities (including options) listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices. All other securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. During the year ended December 31, 2001, NGF and NAGF each reclassified the current year's accumulated net investment loss to paid-in capital and accumulated net realized gains, in the amounts of $2,274,051 and $37,360, respectively. Net investment loss and net assets were not affected by this reclassification.

Capital losses after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. After October 31, 2001 NGF incurred and will elect to defer net capital losses in the approximate amount of $8,602,000. NAGF did not have any post-October losses.

At December 31, 2001, NGF had a capital loss carryforward for federal income tax purposes of approximately $1,284,000 which expires December 31, 2009.

TEMPORARY BORROWINGS: The Fund has entered into an agreement with the Custodial Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated daily based on the Federal Funds Rate plus one percent. The Fund may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets. There were no outstanding borrowings at December 31, 2001.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. The cost (proceeds) of investments sold (bought to cover) are determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

The Fund has engaged Needham Investment Management L.L.C. (the "Advisor") to manage its investments. The Fund pays the Advisor a fee at the annual rate of 1.25% of the average daily net asset value of the Fund.

The Advisor has voluntarily agreed to waive its fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses for the year ended December 31, 2001 to not more than 2.50% of average daily net assets. For the year ended December 31, 2001, the Advisor waived $47,070 for NAGF. The Advisor waived none of its fees for NGF during the year ended December 31, 2001.

PFPC Inc. ("PFPC") acts as the Fund's Administrator. The Fund pays PFPC a fee at the annual rate of 0.10% of the average daily net asset value of the Fund, subject to certain minimums. PFPC also acts as the Fund's shareholder servicing agent and transfer agent.

Certain officers and directors of the Fund are also officers and directors of the Advisor.

4.  DISTRIBUTIONS TO SHAREHOLDERS

No distributions were paid to shareholders of either NGF or NAGF for the period ended December 31, 2001.

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year 2000 by NGF were as follows:
                                             2000
--------------------------------------------------------
Distributions paid from:
   Ordinary income                                 --
   Long-term capital gains                $11,702,035
--------------------------------------------------------
                                          $11,702,035
--------------------------------------------------------

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                                   NGF               NAGF
----------------------------------------------------------------
Undistributed ordinary
   income                               --        $  320,960
Undistributed long-term
   gain                                 --                --
Unrealized appreciation        $22,561,461           877,573
----------------------------------------------------------------
                               $22,561,461        $1,198,533
----------------------------------------------------------------

5.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2001, the Fund had authorized 900,000,000 and 100,000,000 shares of $.001 par value capital stock for NGF and NAGF, respectively.

Transactions in capital stock were as follows:

                       NEEDHAM GROWTH FUND
                                           2001
----------------------------------------------------------------
                                 Amount            Shares
----------------------------------------------------------------
Shares sold                   $429,591,377       15,587,378
Shares issued in
   reinvestment of
   distributions                        --               --
----------------------------------------------------------------
                               429,591,377       15,587,378
----------------------------------------------------------------
Shares redeemed               (163,133,379)      (6,118,425)
----------------------------------------------------------------
Net Increase                  $266,457,998        9,468,953
----------------------------------------------------------------

                                           2000
----------------------------------------------------------------
                                 Amount            Shares
----------------------------------------------------------------
Shares sold                    $88,165,367        2,708,347
Shares issued in
   reinvestment of
   distributions                11,247,883          399,942
----------------------------------------------------------------
                                99,413,250        3,108,289
----------------------------------------------------------------
Shares redeemed                (49,409,870)      (1,628,486)
----------------------------------------------------------------
Net Increase                   $50,003,380        1,479,803
----------------------------------------------------------------

                  NEEDHAM AGGRESSIVE GROWTH FUND
                                           2001
----------------------------------------------------------------
                                 Amount            Shares
----------------------------------------------------------------
Shares sold                    $11,979,279        1,173,799
Shares issued in
   reinvestment of
   distributions                        --               --
----------------------------------------------------------------
                                11,979,279        1,173,799
----------------------------------------------------------------
Shares redeemed                        (90)              (8)
----------------------------------------------------------------
Net Increase                   $11,979,189        1,173,791
----------------------------------------------------------------

6.  DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Fund pays Needham & Company, Inc. and any other distributor or financial institution with which the Fund has an agreement, a fee at an annual rate of 0.25 of 1% of the Fund's daily average net assets. For the year ended December 31, 2001, NGF and NAGF incurred distribution fees in the amount of $549,977 and $7,996, respectively, which were primarily paid to Needham & Company, Inc.

7.  INVESTMENT TRANSACTIONS

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended December 31, 2001.

                                Purchases           Sales
----------------------------------------------------------------
NEEDHAM GROWTH FUND
Long transactions             $575,903,295      $299,787,829
Short sale transactions        338,329,334       404,882,105
----------------------------------------------------------------
Total                         $914,232,629      $704,669,934
----------------------------------------------------------------

----------------------------------------------------------------
NEEDHAM AGGRESSIVE GROWTH FUND
Long transactions               $5,614,025        $1,595,819
Short sale transactions            294,257           726,101
----------------------------------------------------------------
Total                           $5,908,282        $2,321,920
----------------------------------------------------------------

NEEDHAM FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements (Continued)

At December 31, 2001, net unrealized appreciation and depreciation for federal income tax purposes of investment securities was as follows:

                       Gross          Gross
                  Unrealized     Unrealized
                Appreciation   Depreciation             Net
----------------------------------------------------------------
Needham
Growth
Fund             $45,231,752   $(22,670,291)    $22,561,461
Needham
Aggressive
Growth
Fund              $  935,769    $   (58,196)       $877,573
----------------------------------------------------------------

8.  OPTION TRANSACTIONS

The Portfolios may write call and put options on securities they own or have the right to acquire, and may purchase put and call options on individual securities and indices written by others. Put and call options give the holder the right to sell or purchase, respectively, a specified amount of a security at a specified price on a certain date.

The Portfolios are subject to market risk associated with changes in the value of the underlying financial instrument, as well as the risk of loss of appreciation if a counterparty fails to perform. For exchange-traded contracts, the exchange acts as the counterparty to specific transactions, and therefore, bears the risk of delivery to and from counterparties of specific positions.

Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Options on stock indices differ from options on securities in that the exercise of an option on a stock index does not involve delivery of the actual underlying security and is settled in cash only. Call and put options purchased at December 31, 2001 and their related market values are included in the accompanying Schedules of Investments.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which have expired are recorded by the Portfolio on the expiration date as realized gains from option transactions. When a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the option was written. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

A summary of options written by NGF for the year ended December 31, 2001 is as follows:

                                  Number of          Premium
Options Written                   Contracts         Received
----------------------------------------------------------------
Options outstanding at
   beginning of period                  770      $  323,304
Options written                      52,065      10,550,646
Options repurchased                 (33,640)     (6,798,032)
Options expired                      (2,570)       (350,253)
Options exercised                      (275)        (30,799)
----------------------------------------------------------------
Options outstanding at
   December 31, 2001                 16,350     $ 3,694,866
----------------------------------------------------------------

9. SHORT SALE TRANSACTIONS

During the period ended December 31, 2001, the Portfolios sold securities short. An equivalent amount of securities owned by the Portfolios are segregated as collateral while the short sales are outstanding. At December 31, 2001, the market value of securities separately segregated to cover short positions was $78,712,000 and$439,000 for NGF and NAGF, respectively. For financial statement purposes, an amount equal to the settlement amount is included in the accompanying Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Securities sold short at December 31, 2001 and their related market values and proceeds are set forth in the accompanying Schedules of Securities Sold Short.

10. COMPONENTS OF NET ASSETS

At December 31, 2001 net assets consisted of:

                                                    Needham
                                   Needham       Aggressive
                               Growth Fund      Growth Fund
----------------------------------------------------------------
Paid-in-Capital               $337,561,569      $11,979,189
Accumulated Net
   Realized Gain (Loss)        (11,736,003)         320,960
Net Unrealized
   Appreciation of
   Investment Securities        22,561,461          877,573
----------------------------------------------------------------
Total Net Assets              $348,387,027      $13,177,722
----------------------------------------------------------------

                                                              ANNUAL REPORT 2001

--------------------------------------------------------------------------------

11. FINANCIAL INSTRUMENTS

In June 1998, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement established accounting and reporting standards for derivative instruments, certain derivative instruments embedded in other contracts and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the Statement of Assets and Liabilities and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the use of the derivative and the resulting designation. This statement, as amended by SFAS No.137, is effective for all fiscal years beginning after June 15, 2000. The Fund has always maintained a policy of valuing its securities positions and derivative instruments at market values or estimated fair values and of including any realized gains or losses in income. The adoption of SFAS No. 133 has not resulted in a valuation or an accounting change in the accompanying financial statements.

In the normal course of its business, the Portfolios may trade various financial instruments with off-balance sheet risk. These financial instruments include securities sold short and exchange traded options. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short, represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at the later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios' ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

NEEDHAM FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Needham Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Needham Funds, Inc. (the "Fund") (comprising, respectively, the Needham Growth Fund and the Needham Aggressive Growth Fund portfolios) as of December 31, 2001, and the related statements of operations and changes in net assets for the periods ended December 31, 2001, as indicated, and the financial highlights from January 1, 1998 to December 31, 2001, as indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Needham Growth Fund as of December 31, 1997, were audited by other auditors whose report dated February 23, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Needham Funds, Inc. as of December 31, 2001, the results of their operations and the changes in their net assets for the periods ended December 31, 2001, as indicated, and their financial highlights from January 1, 1998 to December 31, 2001, as indicated, in conformity with accounting principles generally accepted in the United States.

                                         /S/ Arthur Andersen LLP

New York, New York
February 21, 2002

                                                              ANNUAL REPORT 2001
--------------------------------------------------------------------------------

FUND MANAGEMENT

     Information pertaining to the Directors and officers of the Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available upon request, without charge, by calling (800) 625-7071.

     The address of each individual is 445 Park Avenue, New York, New York 10022-2606. There is no stated term of office for Directors.


---------------------------------------------------------------------------------------------------------------------------
NAME, AGE AND POSITION                 LENGTH OF    PORTFOLIOS IN THE            PRINCIPAL OCCUPATION(S)
    WITH THE FUND                   TIME SERVED BY    FUND COMPLEX            DURING PAST 5 YEARS AND OTHER
                                   DIRECTOR/OFFICER    OVERSEEN BY       DIRECTORSHIPS HELD BY DIRECTOR/OFFICER
                                                     DIRECTOR/OFFICER
---------------------------------------------------------------------------------------------------------------------------
                                                   DISINTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
  Roger W. Johnson, 67,               Since 1996.          Two        Chief Executive Officer & Chairman, Collectors
  Director                                                            Universe, Inc., Director of Sypris Solutions, Inc.,
                                                                      Maxtor Corporation, Insulectro, and Computer
                                                                      Access Technology Corporation.
---------------------------------------------------------------------------------------------------------------------------
  James P. Poitras, 59,               Since 1996.          Two        Currently retired. Chairman of Kyma Technologies,
  Director                                                            Inc. since 2001. Director since 2000. Founder,
                                                                      Chairman, President and Chief Executive Officer
                                                                      of Integrated Silicon Systems from 1985 to 1995.
---------------------------------------------------------------------------------------------------------------------------
  F. Randall Smith, 63,               Since 1996.          Two        Founder and Chief Executive Officer of Capital
  Director                                                            Counsel LLC since September, 1999;
                                                                      Co-Founder and Managing Partner of Train, Smith
                                                                      Counsel from 1975 to 1999.
---------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
  George A. Needham, 59,              Since 1996.          Two        Chairman of the Board (since 1996), and Chief
  Chairman & Director                                                 Executive Officer, Needham & Company, Inc. since
                                                                      1985.
---------------------------------------------------------------------------------------------------------------------------
  John C. Michaelson, 48,             Since 1996.          Two        President & Chief Executive Officer, Needham
  President & Director                                                Investment Management L.L.C. since January,
                                                                      1997. Managing Director of Needham & Company.
---------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS
---------------------------------------------------------------------------------------------------------------------------
  Peter J.R. Trapp, 56,               Since 1998.          One        Executive Vice-President of Needham Investment
  Executive Vice-President,                                           Management, L.L.C., Managing Director of
  Needham Growth Fund                                                 Needham & Company.
---------------------------------------------------------------------------------------------------------------------------
  James K. Kloppenburg, 46,             Since              One        Executive Vice-President of Needham Investment
  Executive Vice-President,          April, 2001.                     Management, L.L.C., Managing Director of
  Needham Aggressive Growth Fund                                      Needham & Company, since April 2001. Managing
                                                                      Director, Hambrecht & Quist, 1995 to 2001.
---------------------------------------------------------------------------------------------------------------------------
  Glen Albanese, 30,                    Since              Two        Managing Director and Chief Financial Officer of
  Treasurer and Secretary           October, 1998.                    Needham & Company since January, 2000. CFO of
                                                                      Needham Asset Management since 1997.
---------------------------------------------------------------------------------------------------------------------------

NEEDHAM FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

During 2001, the Funds did not make any distributions of net investment income or long-or short-term capital gains.

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

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

[LOGO OMITTED]
NEEDHAM FUNDS

445 PARK AVENUE
NEW YORK, NEW YORK 10022-2606
1-800-625-7071

INVESTMENT ADVISER:
NEEDHAM INVESTMENT MANAGEMENT L.L.C.
445 PARK AVENUE
NEW YORK, NY 10022-2606

   PRESIDENT
   ---------
   JOHN C. MICHAELSON

   EXECUTIVE VICE PRESIDENTS
   AND PORTFOLIO MANAGERS
   ----------------------
   JAMES K. KLOPPENBURG
     - NEEDHAM AGGRESSIVE GROWTH FUND
   PETER J. R. TRAPP
     - NEEDHAM GROWTH FUND

   DIRECTORS
   ---------
   GEORGE A. NEEDHAM
   JOHN C. MICHAELSON
   ROGER W. JOHNSON
   JAMES P. POITRAS
   F. RANDALL SMITH

DISTRIBUTOR:
NEEDHAM & COMPANY, INC.
445 PARK AVENUE
NEW YORK, NY 10022-2606
212-371-8300

ADMINISTRATOR, SHAREHOLDER SERVICING
AGENT AND TRANSFER AGENT:
PFPC INC.
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
1-800-625-7071

CUSTODIAN:
PFPC TRUST COMPANY
8800 TINICUM BOULEVARD
3RD FLOOR SUITE 200
PHILADELPHIA, PA 19153

COUNSEL:
FULBRIGHT & JAWORSKI L.L.P.
666 FIFTH AVENUE
NEW YORK, NY 10103

INDEPENDENT ACCOUNTANTS:
ARTHUR ANDERSEN LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105